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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 5, 2003


                      INTERSTATE HOTELS & RESORTS, INC.
            (Exact name of registrant as specified in its charter)


         Delaware               1-14331                   52-2101815
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)

     4501 N. Fairfax Drive                                  22203
          Arlington, VA                                   (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: 703-387-3100

                         1010 Wisconsin Avenue, N.W.
                            Washington, D.C. 20007
                                (202) 965-4455
        (Former name or former address, if changed since last report)

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ITEM 5.  Other Events

On August 5, 2003, Interstate Hotels & Resorts filed a Registration Statement on Form S-3. This Registration Statement incorporates by reference our quarterly report on Form 10-Q, filed on May 12, 2003. Included in our Form 10-Q are references to earnings before interest, taxes, depreciation and amortization, or "EBITDA", which is a non-GAAP financial measure. In accordance with Regulation G, adopted by the Securities and Exchange Commission, we are required to provide a reconciliation from net income (loss) to EBITDA for the periods presented. See the table below for the reconciliation.

We use EBITDA as a performance measure of our financial condition and results of operations because it provides a basis to evaluate our ability to incur and service debt, fund capital expenditures and expand our business. In addition, since depreciation and amortization are non-cash items and a significant portion of our assets, including our management agreements, are intangible assets which are amortized over their projected life, EBITDA represents a basis for evaluating our current operating performance. We also use EBITDA as one measure in determining the value of other acquisitions and dispositions. This financial measure, however, should be considered in addition to, not as a substitute for or as being superior to, operating losses, cash flows, or other measures of financial performance prepared in accordance with U.S. generally accepted accounting principles ("GAAP").

The table below reconciles net income (loss) to EBITDA for the three months ended March 31, 2003 and 2002, by reportable operating segment. Prior to our merger on July 31, 2002, we operated in two reportable segments: (1) operations of luxury and upscale hotels and (2) operations of mid-scale, upper economy and budget hotels. Following the merger, we operate in the segments shown in the table below. For periods prior to the merger, we have combined our two previously reportable operating segments into the hotel management operating segment.

                                       Hotel    Corporate             Financial
                                    Management   Housing    Other     Statements
                                    ----------  ---------  --------   ----------
Three months ended March 31, 2003:
Net income (loss)                     $(4,956)   $(2,379)  $ 11,764    $  4,429
Adjustments:
    Depreciation and amortization       4,278        404         -        4,682
    Interest expense                    2,309         -          -        2,309
    Equity in loss of affiliates          348         -          -          348
    Gain on refinancing                    -          -     (13,629)    (13,629)
    Minority interest expense             168         -          -          168
    Tax expense                         2,952         -          -        2,952
                                      -------    -------   --------    --------
EBITDA                                $ 5,099    $(1,975)  $ (1,865)   $  1,259
                                      =======    =======   ========    ========



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
                                          Hotel    Corporate          Financial
                                       Management   Housing    Other  Statements
                                       ----------  ---------  ------  ----------
Three months ended March 31, 2002:
Net income (loss)                       $ (862)     $    -    $(119)  $  (981)
Adjustments:
    Depreciation and amortization        2,528           -       -      2,528
    Interest expense                       975           -       -        975
    Equity in loss of affiliates           180           -       -        180
    Minority Interest expense               64           -       -         64
    Tax expense                           (601)          -       -       (601)
                                        ------      -------   -----   -------
EBITDA                                  $2,284      $    -    $(119)  $ 2,165
                                        ======      =======   =====   =======


The "Other" column in the table above represents operating segment activity for the non-reportable segments, including merger and integration costs, and tender offer costs.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     August 5, 2003           By:   /s/ Christopher L. Bennett
                                         -----------------------------------
                                   Name:  Christopher L. Bennett
                                   Title: Senior Vice President and
                                          General Counsel